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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           ----------------------------



   Date of Report (Date of earliest event reported):     April 20, 2004
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)


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
      New York                               No. 1-10299                    13-3513936
--------------------------------    ------------------------  ------------------------------------
(State or other jurisdiction                (Commission                   (IRS Employer
of incorporation)                           File Number)               Identification No.)


112 West 34th Street, New York, New York                                    10120
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(Address of principal executive offices)                                 (Zip Code)

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Registrant's telephone number, including area code: (212) 720-3700
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Item 5.    Other Events.
------     ------------

               The Company announced that it had notified The Bank of New York, as Trustee under the indenture, of the Company's intention to redeem all of its $150 million outstanding 5.50% convertible subordinated notes, effective June 4, 2004. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.


Item 7.        Financial Statements and Exhibits.
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               (c)   Exhibits

               99.1     Press Release of Foot Locker, Inc. dated April 20, 2004.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                            FOOT LOCKER, INC.
                                            -------------------------------
                                            (Registrant)


Date:  April 22, 2004                    By: /s/ Peter D. Brown
                                            --------------------------------
                                            Peter D. Brown
                                            Vice President -- Investor Relations
                                            and Treasurer